CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

Supplement dated January 3, 2000 to the
Prospectus dated December 28, 1999

On December 1, 1999 the Trust's Board of Trustees approved the following:

? The termination of Marvin & Palmer Associates, Inc. ("M&P") as an investment adviser to International Equity Investments ("International Equity Portfolio"). M&P will be replaced with Scudder Kemper Investments, Inc. ("Scudder"). Scudder will seek the International Equity Portfolio's investment objective of capital appreciation by utilizing a bottom-up stock selection process, supplemented by a conceptual framework of long-term trend, country and macroeconomic analyses. Pursuant to an investment advisory agreement entered into between the Trust's Manager, SSB Citi Fund Management LLC ("SSB Citi") and Scudder, Scudder will receive 0.45% on the first $300 million and 0.40% thereafter, a fee that is computed daily and paid monthly based on the value of the average net assets of the International Equity Portfolio allocated to Scudder. Scudder, located in New York, New York is an affiliate of Zurich Insurance Company and currently manages approximately $290 billion in assets. With the hiring of Scudder, the allocation of assets of the International Equity Portfolio will be as follows: State Street Global Advisors 40%; Oechsle
International Advisors, LLC 30%; and Scudder 30%.

Shareholders of the International Equity Portfolio will soon receive an information statement regarding this change.

TK


g:\legal\funds\trak\1999\secdocs\1230stk.doc